Exhibit 10.11

Audit Committee Charter

CHARTER

of

AUDIT COMMITTEE

of the

BOARD OF DIRECTORS

of

ALLIANCE GP, LLC

Adopted March 22, 2006

I. PURPOSE

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Alliance GP, LLC (the “General Partner”) is to assist the Board in fulfilling its oversight responsibilities with respect to the management of the General Partner and its activities on behalf of Alliance Holdings GP, L.P. (together with its subsidiaries, the “Partnership”). In collaboration with management, the Committee will assist the Board by reviewing the following:

(A) filings by the Partnership with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and the Securities Exchange Act of 1934 (the “Exchange Act”) (i.e., Forms 10-K and 10-Q);

(B) press releases and other communications by the Partnership to the public concerning earnings, financial condition and results of operations, including changes in distribution policies or practices affecting the holders of Partnership units;

(C) the Partnership’s systems of internal controls regarding finance and accounting that management and the Board have established; and

(D) the Partnership’s auditing, accounting and financial reporting processes generally.

Consistent with this review function, the Committee shall encourage continuous improvement of, and shall foster adherence to, the Partnership’s policies, procedures and practices concerning financial reporting and other public disclosure at all levels, as established by the General Partner.

The specific duties and responsibilities of the Committee are enumerated in Section IV of this Charter.

II. COMPOSITION

The Committee shall be comprised of three or more directors as determined by the Board, who shall satisfy the applicable requirements, including as to independence, experience, and financial expertise of (a) the Sarbanes-Oxley Act of 2002, and rules promulgated by the SEC thereunder, (b) the National Association of Securities Dealers Marketplace Rules, and (c) any other applicable laws, rules or regulations. Without limiting the foregoing, each director shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board held in December of each year (or at such other time as the Board may determine), or until their successors shall be duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

III. MEETINGS

The Committee shall meet as frequently as circumstances dictate, but not less than four times annually. Except as otherwise provided herein, a quorum for meetings of the Committee shall be a majority of the members of the Committee.

As part of its job to foster open communication, the Committee shall meet periodically with management and the independent registered public accounting firm (the “independent accountants”) in separate sessions to discuss any matters that the Committee or either of these groups believes should be discussed privately. The Committee may also invite to participate in any meeting, any member of senior management, the independent accountants or others, as desired by the Committee.

In addition to the regular meetings of the Committee, the Committee shall meet at least four times annually with the independent accountants and management to discuss and review each of the Partnership’s quarterly and annual financial statements and reports prior to the public announcement of financial results and the filing of quarterly and year-end reports with the Commission (consistent with the provisions of Section IV below). A quorum for these meetings shall be one of the members of the Committee.

The Chairperson shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Committee members prior to each meeting. The Chairperson will also cause minutes of each meeting to be prepared and circulated to the members of the Committee. The Committee may meet via telephone conference calls.

IV. RESPONSIBILITIES AND DUTIES

The duties and responsibilities of a member of the Committee shall be in addition to his or her duties and responsibilities as a member of the Board of Directors. To fulfill its oversight responsibilities and duties, (a) the Committee, (b) a sub-committee thereof as may be designated by the Chairperson or (c) an individual member of the Committee to whom the Committee has delegated expressly its authority (for example, the review of Form 8-Ks prior to filing with the SEC) shall undertake the following:

Documents/Reports Review

1. Review and discuss with management and the independent accountants the quality and integrity of the Partnership’s annual and interim financial statements and any reports or other financial information prior to submission to the SEC, or the public, including any certification, report, opinion or review rendered by the independent accountants.

2. Review and discuss with management the regular internal reports of the independent accountants and controllers, along with management’s response to such reports.

3. Review earnings with financial management and the independent accountants prior to the release of earnings to the public.

4. Provide any audit committee-related disclosure in filings with the Securities and Exchange Commission or otherwise required by applicable securities laws, rules and regulations or by the rules of any securities exchange or market on which the securities of the Partnership are listed or quoted.

Independent Accountants

5. Take responsibility for the appointment, compensation and oversight of the work of the independent accountants (including resolution of disagreements between management and the independent accountants regarding financial reporting or the preparation of the financial statements) for the purpose of preparing or issuing an audit report or related work.

6. Approve all auditing services and permitted non-audit services to be provided to the Company or the Partnership by the independent accountants prior to the commencement thereof, and approve the fees and other compensation to be paid to the independent accountants in connection therewith. The Committee may delegate, subject to any rules or limitations it may deem appropriate, to one or more designated members of the Committee the authority to grant such approvals; provided, however, that the decisions of any member to whom authority is so delegated to approve an activity shall be presented to the full Committee at its next scheduled meeting.

7. On an annual basis, review and discuss with the independent accountants all significant relationships the independent accountants have with the Partnership and the General Partner and their subsidiaries in order to determine the accountants’ independence. As part of such a review process, the Committee shall receive the written disclosures and an annual statement from the independent accountants relating to their independence as required by Independent Standards Board Standard No. l and make inquiries to the independent accountants as to any matters disclosed therein.

8. Periodically consult with the independent accountants outside of the presence of management about internal controls and the fair statement of the organization’s financial statements in all material respects.

9. Review the annual audit plan of the independent accountants and evaluate their performance and adherence to the prior year’s audit plan.

10. At least annually, review with the independent accountants as to (a) all critical accounting policies to be used, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent accountants, and (c) other material written communications between the independent accountants and management, including management letters and schedules of unadjusted differences.

11. On an annual basis, review with the independent accountants concerning their internal quality control review of the firm, any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to address such issues.

12. Review the experience and qualifications of the senior members of the independent accounting team.

13. Require the rotation of the lead audit partner on a regular basis in accordance with the requirements of the Exchange Act.

14. Review the hiring by the Partnership or the General Partner or any of their subsidiaries of employees or former employees of the independent accountants who participated in any capacity in the audit of the Partnership.

15. Review the performance of the independent accountants and dismiss the independent accountants if circumstances warrant.

Financial Reporting Processes

16. In consultation with the independent accountants and the controllers, review the integrity of the Partnership’s financial reporting processes, both internal and external.

17. Consider the independent accountants’ judgments about the quality and appropriateness of the Partnership’s accounting principles as applied in its financial reporting.

18. Consider the quality of and approve any major changes to the Partnership’s accounting principles and practices as suggested by the independent accountants, management, or the controllers.

Process Improvement

19. Establish regular and separate systems of reporting to the Committee by each of management, the independent accountants and the chief accounting officer regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

20. Following completion of the annual audit, review (separately, as appropriate and as may required) with each of management, the independent accountants, manager-internal audit, and the chief accounting officer any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

21. Review any significant disagreement among management, the independent accountants or the chief accounting officer in connection with any public announcement of financial results or the preparation of the quarterly and annual financial statements.

22. Review with the independent accountants, the chief accounting officer and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. This review will be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

23. Review periodically with the General Counsel, legal and regulatory matters that could have a significant effect on the Partnership’s financial statements.

24. Review with the independent accountants, the chief accounting officer and management the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Partnership’s financial statements.

Other

25. Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Partnership regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

26. Review periodically the codes of ethics and conduct of the Company and the Partnership and the programs to monitor compliance with such codes.

27. Investigate any matter brought to its attention within the scope of its duties which it deems appropriate for investigation.

28. Perform an annual evaluation of the Committee.

29. Review and make recommendations to the Board to update this Charter at least annually and at other times as conditions dictate.

The Committee shall have such other functions as are assigned by law, the SEC, the National Association of Securities Dealers, the General Partner’s organizational documents or the Board of Directors of the General Partner.

The Committee shall have the authority to engage, and provide for payment of compensation to, outside legal, accounting or other advisors as it deems necessary to carry out its functions.

V. EXCULPATION

The following describes matters as to which the Committee shall not have responsibilities or duties:

Maintenance of Books and Records

1. The Committee shall not be responsible for maintaining the books and records of the Partnership or for preparing the financial statements of the Partnership, which maintenance and preparation shall be the responsibility and duty of the management.

Audits

2. The Committee shall not be responsible for planning or conducting audits of the financial statements of the Partnership, which shall be the responsibility of the Partnership’s independent accountants.

Certification of Audited Financial Statements

3. The Committee shall not be responsible for certifying as to the accuracy or completeness of the audited financial statements of the Partnership or that the audited financial statements are in compliance with generally accepted accounting principles.

Independent Investigation of Factual Matters

4. The Committee shall not be responsible for independent verification of factual matters represented to them, and each member of the Committee shall be entitled to rely in good faith on the representations of management and the independent accountants.

Compliance with Laws

5. The Committee shall not be responsible for ensuring compliance with applicable laws or regulations by the General Partner or the Partnership.

Adopted by resolution of the Board of Directors of Alliance GP, LLC, this 22nd day of March in the year 2006.

/s/ Thomas L. Pearson
Thomas L. Pearson, Secretary